UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2006, New Century Financial Corporation, a Maryland corporation (the "Company"), New Century Mortgage Corporation, an indirect wholly owned subsidiary of the Company ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), NC Asset Holding, L.P., an indirect wholly owned subsidiary of the Company ("NCAH"), Home123 Corporation, an indirect wholly owned subsidiary of the Company ("Home123"), and New Century Credit Corporation, a direct wholly owned subsidiary of the Company ("NCCC" and, together with NCMC, NC Capital, NCAH and Home123, the "Sellers"), entered into a Fifth Amended and Restated Master Repurchase Agreement (the "Fifth Amended and Restated MRA") with IXIS Real Estate Capital Inc. ("IXIS"). The purpose of the Fifth Amended and Restated MRA was to amend and restate the Fourth Amended and Restated Master Repurchase Agreement (as amended, the "Fourth Amended and Restated MRA") among the parties to, among other things, extend the termination date to November 10, 2007, increase the maximum committed amount to $1 billion and allow for certain additional mortgage loan products to be financed thereunder. Concurrently, the Company entered into an Amended and Restated Guarantee (the "Guarantee"), dated as of November 10, 2006, in favor of IXIS in order to guaranty the Sellers’ obligations under the Fifth Amended and Restated MRA. The Fifth Amended and Restated MRA and the Guarantee are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

10.1 Fifth Amended and Restated Master Repurchase Agreement, dated as of November 10, 2006, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, NC Asset Holding, L.P., Home123 Corporation, New Century Mortgage Corporation and IXIS Real Estate Capital Inc.

10.2 Amended and Restated Guarantee, dated as of November 10, 2006, by New Century Financial Corporation in favor of IXIS Real Estate Capital Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

November 16, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Fifth Amended and Restated Master Repurchase Agreement, dated as of November 10, 2006, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, NC Asset Holding, L.P., Home123 Corporation, New Century Mortgage Corporation and IXIS Real Estate Capital Inc.
10.2	Amended and Restated Guarantee, dated as of November 10, 2006, by New Century Financial Corporation in favor of IXIS Real Estate Capital Inc.